Exhibit 99.1

                         AMCOL INTERNATIONAL CORPORATION

                   Certification of Periodic Financial Report
                       Pursuant to 18 U.S.C. Section 1350

      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of AMCOL International Corporation (the "Company") certifies that the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   May 13, 2003                          /s/ Lawrence E. Washow
                                               ----------------------
                                               Lawrence E. Washow
                                               Chief Executive Officer

      A signed original of this written statement required by Section 906 has been provided to AMCOL International Corporation and will be retained by AMCOL International Corporation and furnished to the Securities and Exchange Commission or it's staff upon request.

                                                                    Exhibit 99.1

                         AMCOL INTERNATIONAL CORPORATION

                   Certification of Periodic Financial Report
                       Pursuant to 18 U.S.C. Section 1350

      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of AMCOL International Corporation (the "Company") certifies that the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   May 13, 2003                            /s/  Gary L. Castagna
                                                 ---------------------
                                                 Gary L. Castagna
                                                 Chief Financial Officer

      A signed original of this written statement required by Section 906 has been provided to AMCOL International Corporation and will be retained by AMCOL International Corporation and furnished to the Securities and Exchange Commission or it's staff upon request.


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